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                                                                    EXHIBIT 23.1

                                                          [ARTHUR ANDERSEN LOGO]

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in the Form 10-K into the Company's previously filed Registration Statements Nos. 333-23630 and 333-28003.

/s/ Arthur Andersen LLP

Arthur Andersen LLP
Chicago, Illinois
September 28, 2001